EXHIBIT 10.2

              SHARE ACQUISITION AGREEMENT BETWEEN PIONEER OIL, LLC
             AND GALAXY ENERGY CORPORATION DATED DECEMBER 22, 2003



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                           SHARE ACQUISITION AGREEMENT


THIS SHARE ACQUISITION AGREEMENT, made and entered into by and between PIONEER OIL, LLC, a Montana Limited Liability Company ("PIONEER") and GALAXY ENERGY CORPORATION, a Colorado corporation ("GALAXY");

                                   WITNESSETH

         WHEREAS, Dolphin Energy Corporation ("DOLPHIN") is a wholly owned subsidiary of GALAXY;

         WHEREAS, PIONEER of even date herewith has assigned certain leases and coalbed methane wells to DOLPHIN in accordance with an "Assignment of Oil and Gas Lease and Coalbed Gas Methane Wells," dated December 19, 2003 (the "Lease Assignment");

         WHEREAS, GALAXY, in consideration of the Leases Assignment by PIONEER to DOLPHIN, has agreed to issue 2,000,000 shares of its Common Stock, $.001 par value, (the "GALAXY STOCK") to PIONEER;

         WHEREAS, GALAXY and PIONEER intend to enter into a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), of even date herewith, with respect to the registration of the resale of 1,000,000 shares of the Common Stock under the Securities Act of 1933 (the "ACT"); and

         NOW, THEREFORE, the parties hereto, in consideration of the mutual premises and covenants contained herein, agree as follows:

                                    ARTICLE I

                        PURCHASE AND SALE OF COMMON STOCK

         1.1  DELIVERY OF COMMON STOCK.

              At Closing GALAXY will issue or caused to be issued to PIONEER 2,000,000 shares of the GALAXY STOCK by delivering to PIONEER, certificates representing all of such shares, duly endorsed in blank for transfer by the record holder thereof.

         1.2  CONSIDERATION.

              The consideration to GALAXY for the assignment of the GALAXY STOCK to PIONEER is the assignment of the leases and coalbed methane gas wells to


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DOLPHIN by PIONEER, in accordance with the Lease Assignment, which assignment
DOLPHIN has acknowledged.

                                   ARTICLE II

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF PIONEER.

         2.1  INVESTMENT INTENT.

              Other than as provided in the Registration Rights Agreement referenced above, PIONEER has entered into this Agreement, accepted the GALAXY STOCK and agrees that it has acquired the GALAXY STOCK for its own account for the purpose of investment and not with a view to the distribution or resale thereof. Further, PIONEER shall not transfer, pledge or otherwise dispose of any of the GALAXY STOCK without registration under the ACT or without delivering to GALAXY a legal opinion, in form and substance satisfactory to GALAXY and GALAXY'S counsel, to the effect that such transfer, pledge or other disposition is exempt from registration under the Act .

         2.2  PIONEER'S FINANCIAL EXPERIENCE.

              PIONEER and its management have such knowledge and experience in financial and business matters that they are capable of evaluating GALAXY and the merits and risks of PIONEER'S investment in the GALAXY STOCK.

         2.3  ECONOMIC RISK.

              PIONEER understands that, it will be required to bear the economic risk of its investment in the GALAXY STOCK for an indefinite period of time because the GALAXY STOCK has not been registered under the Act and, therefore, cannot be sold unless it is subsequently registered under the Act or an exemption from registration is available.

         2.4  INSTRUCTION TO TRANSFER AGENT.

              PIONEER understands that where appropriate, GALAXY will issue stop transfer instructions to its transfer agent with respect to the GALAXY STOCK.

         2.5  CORPORATE RECORDS.

              GALAXY has made available to PIONEER, and PIONEER has reviewed, the Articles of Incorporation and Bylaws of GALAXY, GALAXY'S Annual Report on Form 10-KSB and Annual Report to Shareholders for the fiscal year 2002, GALAXY'S Information Statement issued for the Annual Meeting of its Shareholders held in May 2003, Quarterly Reports on Form 10-QSB for the quarters ended February 28, 2003, May 31, 2003, and August 31, 2003, Current Reports on Form 8-K dated May 7, 2003, June 2,


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2003, August 5, 2003, September 2, 2003, and October 7, 2003, and GALAXY'S
offering documents for the offering of Convertible Debentures concluded in October of 2003 ( collectively the "GALAXY PUBLIC DOCUMENTS").

         2.6  ADDITIONAL INFORMATION.

              PIONEER has had an opportunity to ask questions of and receive answers from GALAXY and persons acting on its behalf concerning the GALAXY STOCK and to obtain any additional information about GALAXY or about matters contained in the documents referred to in Paragraph 2.5 hereof. Moreover, PIONEER acknowledges that there is no affirmative obligation on GALAXY to furnish any other information to PIONEER at this time.

         2.7  LEGENDS ON CERTIFICATES.

              PIONEER understands that GALAXY will place a legend on the stock certificate(s) given to PIONEER that the GALAXY STOCK has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the GALAXY STOCK.

         2.8  FURTHER ASSURANCES.

              PIONEER will use reasonable efforts to cause all of the conditions of this Agreement to be satisfied and to remain satisfied during the term hereof.

                                   ARTICLE III

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF GALAXY.

         GALAXY represents and warrants to PIONEER as follows:

         3.1  VALIDITY OF CORPORATE EXISTENCE.

              GALAXY is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

         3.2  LEGALITY OF TRANSACTION.

              The execution of this Agreement and the consummation of the transactions contemplated herein will not violate or breach any provisions of GALAXY'S Articles of Incorporation or Bylaws or any agreement to which GALAXY is a party or by which any of its assets is bound.

         3.3  CORPORATE AUTHORIZATION.


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              The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by GALAXY by all necessary corporate action; GALAXY has full power and lawful authority to make and perform this Agreement; and this Agreement is valid and binding upon GALAXY in accordance with its terms.

         3.4  GALAXY STOCK.

              All shares of the GALAXY STOCK will be duly authorized, validly issued, fully paid, nonassessable and free and clear of any lien, claim, pledge, encumbrance or security interest.

         3.5  GALAXY PUBLIC DOCUMENTS.

              The GALAXY PUBLIC DOCUMENTS, as of the date hereof and as amended or supplemented to date, do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         3.6  RULE 144 RESALE.

              GALAXY will make any necessary blue sky or state securities law filings and registrations necessary for any transfer of the GALAXY STOCK in accordance with applicable law. If and when the GALAXY STOCK is eligible to be resold by PIONEER in the open market, GALAXY shall cause the GALAXY STOCK to be listed on each exchange or automated quotation system on which the Common Stock of Galaxy is then listed.

         3.7  FURTHER ASSURANCES.

              GALAXY will use its reasonable efforts to cause all of the conditions of this Agreement to be satisfied and remain satisfied during the term hereof.

                                   ARTICLE IV

                                   CONDITIONS

         4.1  GALAXY'S OBLIGATIONS.

              The obligations of GALAXY to consummate the transactions contemplated by this Agreement shall be subject to the following conditions:

              4.1.1 Except as expressly permitted by this Agreement, the representations and warranties of PIONEER herein contained are true in all material respects as of the date hereof; and PIONEER has performed in all

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         material respects all obligations and complied with all covenants required by this Agreement to be performed or complied with by it or GALAXY shall have waived such compliance.

              4.1.2 Any and all permits, approvals and other actions of any jurisdiction or authority required in the reasonable opinion of counsel for GALAXY for the lawful consummation of the transactions contemplated by this Agreement have been obtained, and no such permit, approval or other action contains any provision which in the judgment of GALAXY shall be unduly burdensome.

         4.2  PIONEER'S OBLIGATIONS.

              The obligations of PIONEER to consummate the transactions contemplated by this Agreement shall be subject to the following conditions:

              4.2.1 Except as expressly permitted by this agreement, the representations and warranties of GALAXY herein contained are true all material respects as of the date hereof; and GALAXY has performed in all material respects all obligations and complied with all covenants required by this Agreement to be performed or complied with by it.

              4.2.3 GALAXY shall have duly executed and delivered the REGISTRATION RIGHTS AGREEMENT in form acceptable to PIONEER.

                                    ARTICLE V

                                     CLOSING

         5.1 The closing (herein referred to as the "Closing") for the purchase and sale of the GALAXY STOCK pursuant to this Agreement shall be held at the offices of Lonabaugh and Riggs, Suite 110, 50 East Loucks Street, Sheridan, Wyoming 82801 on the date hereof or at such other time and place as the parties may commonly agree.

                                   ARTICLE VI

                                   TERMINATION

         6.1  GENERAL

              Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the transactions contemplated herein abandoned at any time (whether before or after the approval or adoption thereof by GALAXY or by PIONEER) prior to the Closing:

              (i)   By common consent of the parties;


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              (ii)  By PIONEER, if any of the conditions set forth herein have not been met and have not been waived;

              (iii) By GALAXY, if any of the conditions set forth in Section 4.1 hereof have not been met and have not been waived;

              (iv) By any party if the Closing is not consummated on or before December 31, 2003.

         6.2  CONSEQUENCES OF TERMINATION.

              In the event of the termination and abandonment of this Agreement pursuant to the provisions of this Articles, this Agreement shall become void and have no effect, without any liability on the part of any party or the directors, officers, shareholders, heirs, devisees or personal representatives of any party in respect of this Agreement, other than the liability on the part of each party for its or their own expenses incurred in connection with the transactions contemplated by this Agreement.



                                   ARTICLE VII

                              SURVIVAL OF REMEDIES

         7.1 All terms, conditions, warranties, representations and covenants contained in this Agreement and any document delivered pursuant to this Agreement shall remain effective as of the Closing and shall survive the Closing hereunder and any investigations made by or on behalf of GALAXY or PIONEER.

                                  ARTICLE VIII

                               REGISTRATION RIGHTS

         8.1  REGISTRATION.

              GALAXY has agreed to file with the Securities and Exchange Commission under the Securities Act of 1933, a registration statement covering the resale of 1,000,000 shares of the GALAXY STOCK within thirty (30) days after the Closing. The terms of the registration are stated more fully in the REGISTRATION RIGHTS AGREEMENT referred to herein above.


         8.2  GENERAL PROVISIONS.


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              Until the first anniversary of the Closing, PIONEER shall not resell to the public in the open market (in transactions registered under the Act or in transactions exempt from registration under the Act pursuant to Rule 144 under the Act), during any single trading day, a number of shares of GALAXY STOCK that is greater than the lesser of (x) 250,000 shares or (y) one quarter of the average daily trading volume (as reported on by Bloomberg Financial Markets, or an alternative reasonably acceptable to the parties) for the 30 trading days preceding such trading day, in each case, as adjusted equitably for stock splits, combinations, stock dividends, reclassifications, share exchanges, recapitalizations and similar transactions, provided however, that the total number of shares which PIONEER may resell to the public under this Agreement during any single trading day shall not be less than 50,000 shares, as adjusted equitably for stock splits, combinations, stock dividends, reclassifications, share exchanges, recapitalizations and similar transactions.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1  CONFIDENTIALITY.

              All information ("CONFIDENTIAL INFORMATION") disclosed by any party hereto to the other party shall be considered confidential and shall be used only for the purposes intended. If the Closing shall not take place, all CONFIDENTIAL INFORMATION that has been disclosed to another party (together with any summaries, analyses, reports, extracts or other derivations thereof) shall be returned to the disclosing party, and shall, for a period of two years after termination of this Agreement, be treated as confidential and not disclosed to third parties except insofar as such data or information is required to be disclosed by legal process. Notwithstanding the foregoing, CONFIDENTIAL INFORMATION shall not included any information if such information (a) becomes generally available to the public other than as a result of a disclosure by the receiving party, (b) was available to the receiving party on a non-confidential basis prior to its disclosure by the disclosing party or (c) becomes available on a non-confidential basis from a source other than the disclosing party or its Representatives, provided such source was entitled to make such disclosure.

         Notwithstanding anything herein to the contrary, each of the parties hereto agrees that any party may disclose to any and all persons, without limitation of any kind the tax treatment and tax structure of the transactions contemplated by this Agreement,, and all materials of any kind (including opinions or other tax analyses) related to such tax treatment and tax structure; provided that this sentence shall not permit any person to disclose the name of, or other information that would identify, any party to such transactions or to disclose confidential commercial information regarding such transactions. This
Section 9.1 shall not prohibit the issuance of a customary press release

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by either or both of the parties regarding the completion of or terms of the transactions contemplated by this Agreement, the MASTER AGREEMENT, the LEASE ASSIGNMENT, the ROYALTY ASSIGNMENT and the REGISTRATION RIGHTS AGREEMENT.

         9.2  GOVERNING LAW.

              This Agreement shall be construed and performed in accordance with the laws of the State of Wyoming.

         9.3  SURVIVAL.

              The rights and liabilities of the present parties shall bind and inure to their respective heirs, devisees, personal representatives, successors and assigns.

         9.4  MODIFICATION AND WAIVER.

              This Agreement and the REGISTRATION RIGHTS AGREEMENT constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all prior and contemporaneous agreement and understandings of the parties in connection with it. No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. No change, termination or attempt to waive any of the provisions of this Agreement shall be binding on GALAXY unless in writing signed by its President or one of its Vice Presidents, or as to PIONEER unless in writing and signed by one of its officers. No modification, waiver, termination rescission, discharge or cancellation of this Agreement and no waiver of any provision of or default under this Agreement shall effect the right of GALAXY or PIONEER thereafter to enforce any other provision or to exercise any right or remedy in the event of any other default, whether or not similar.

         9.5  FURTHER AGREEMENT.

              Upon request from time to time, PIONEER or GALAXY shall execute and deliver all documents, make all rightful oaths, testify in any proceedings and do all other acts that may be necessary or desirable in the opinion of counsel for a party to carry out the intentions of the parties hereunder.

         9.6  MUTUALITY OF OBLIGATIONS.

              The obligation of each party hereunder is expressly conditions on the performance by all of the other parties of all their obligations undertaken herein.

         9.7  EXPENSES.

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              Each party shall bear his or its own expenses in connection with this Agreement and the transactions herein contemplated.

         9.8  NOTICES.

              Any notice or other communication under or in connection with this Agreement shall be in writing and shall be addressed to each party at its respective address as shown below and shall be effective when delivered to that address; or in the case of notices or communications to any party, to such other address as it shall have designated in written notice to the others:

              Marc E. Bruner                   Tad Butt
              President                        Pioneer Oil, LLC
              Galaxy Energy Corporation        1728 Lampman Drive, Suite A
              1001 Brickell Bay Drive          Billings, Montana 59102
              Suite 2202                       Tel. (406) 254-7031
              Miami, FL 33131                  Fax. (406) 245-2560
              Tel. (305) 373-5725
              Fax. (305) 373-5726


         9.9  CAPTIONS.

              Captions and headings in this Agreement are for convenience only and have no legal force or effect.

         9.10 ELECTRONIC MEANS.

              Delivery of an executed copy of this Agreement by facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement on the date of such communication by the party so delivering such copy.

         9.11 COUNTERPARTS.

              This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the ____ day of December 2003.


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                                      GALAXY ENERGY CORPORATION


                                      By: ________________________________

                                      PIONEER OIL, LLC

                                      By: ________________________________